Exhibit 32.2
Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)
In connection with the accompanying Annual Report of Noble Midstream Partners LP (the “Partnership”) on Form 10-K for the period ended December 31, 2020 (the “Report”), I, Thomas W. Christensen, Senior Vice President, Chief Financial Officer and Chief Accounting Officer of the Partnership, hereby certify that to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:	February 12, 2021	/s/ Thomas W. Christensen
Thomas W. Christensen
Senior Vice President, Chief Financial Officer and Chief Accounting Officer